UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2009
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE
     On March 30, 2009, Zimmer Holdings, Inc. (the “Registrant”) issued a press release announcing the expiration of the Deferred Prosecution Agreement dated September 27, 2007, entered into by the Registrant with the United States Attorney’s Office for the District of New Jersey. The Registrant’s press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 30, 2009, issued by the Registrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 30, 2009

ZIMMER HOLDINGS, INC.
By:	/s/ Chad F. Phipps
	Name:	Chad F. Phipps
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 30, 2009, issued by the Registrant